UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 11, 2020

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1275 PARK EAST DRIVE, WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2020, Summer Infant, Inc. (the “Company”) announced its financial results for the first quarter ended March 28, 2020.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2020, Paul Francese, the Company’s Chief Financial Officer, notified the Company’s Board of Directors that he intends to retire from the Company.  Mr. Francese will remain in his position of Chief Financial Officer until June 15, 2020, when he will be succeeded by Edmund J. Schwartz.  Mr. Francese will work with Mr. Schwartz in support of the transition, and his last day of employment will be July 17, 2020.

Mr. Schwartz will join the Company as a consultant in May, subject to the terms of a consulting agreement between the Company and Mr. Schwartz, to work with the Company’s finance team during the transition with Mr. Francese.  The Company’s Board of Directors approved the appointment of Mr. Schwartz as the Company’s Chief Financial Officer, effective June 15, 2020.  Under the terms of the consulting agreement, Mr. Schwartz will receive compensation of $5,000 for the month of May, and thereafter $20,000 per month, plus living and commuting expenses that will be reimbursed by the Company. Mr. Schwartz may terminate the consulting agreement upon 30 days’ prior written notice to the Company, and the Company may terminate the consulting agreement upon 14 days’ prior written notice to Mr. Schwartz.

Mr. Schwartz, 70, is a finance professional with extensive experience with acquisitions, organizational restructuring, implementing cost reducing process improvement initiatives and developing cash management discipline in a variety of industries, including consumer products, manufacturing, distribution and retail.  Since December 2017, Mr. Schwartz has worked with Winter Harbor, LLC, as a consultant to various companies on financial matters.  From August 2015 until September 2016, he served as interim chief financial officer of LRI Holdings. Inc. Mr. Schwartz previously served as a consultant to the Company, and acted as the Company’s Interim Chief Financial Officer from March 2012 through September 2012.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press release dated May 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 12, 2020	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer